UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: April 30, 2017

Date of reporting period:  April 30, 2017

Item 1. Reports to Stockholders.

LOGAN CAPITAL FUNDS

Logan Capital Large Cap Growth Fund

Annual Report
April 30, 2017

Logan Capital Large Cap Growth Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	12
Sector Allocation of Portfolio Assets	14
Schedule of Investments	15
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to the Financial Statements	24
Report of Independent Registered Public Accounting Firm	36
Expense Example	37
Notice to Shareholders	39
Management	40
Approval of Investment Advisory Agreement	44
Privacy Notice	50

Logan Capital Large Cap Growth Fund

Dear Shareholder,

Logan Large Cap Growth Fund

For the fiscal year ended April 30, 2017, the Logan Capital Large Cap Growth Fund (the “Large Cap Growth Fund”) returned +20.92% compared to the benchmark, the Russell 1000® Growth Total Return Index, which returned +19.50%. The Large Cap Growth Fund’s top 10 performers were names that heavily utilize the internet and/or technology. However, only half of them – Apple, Inc., Broadcom, Amphenol Corporation, Facebook, Inc. (“Facebook”) and NXP Semiconductors N.V. – are pure “tech” companies. The other top 10 performers for the fiscal year – Netflix, Inc., Amazon.com, Inc., Align Technology, Inc., MasterCard Incorporated and Global Payments, Inc. – represent Consumer Discretionary, Healthcare and Financial sectors. And some might assert that Facebook – the world’s leading social media company, is more than just a technology company. What this Top 10 list illustrates is that even though opportunities can come from many sectors, every aspect of our daily lives continues to be rapidly changed by advances in technology, the “Internet of Things,” mobility, electronic payments, artificial intelligence and social media. Conversely, the bottom 10 names were mostly clustered in Retail (Hanesbrands, Inc., Dick’s Sporting Goods, Inc., TripAdvisor, Inc.) and Industrials (including BorgWarner, Inc., Flowserve Corporation, Stericycle, Inc., United Continental Holdings, Inc., Trimble, Inc. and Keysight Technologies, Inc.) Rounding out the bottom 10 was CBRE Group, Inc., the commercial real estate management services firm. It’s interesting to note that of the bottom 10 names, three had flat or positive returns, and the worst names of the bottom 10 – Hanesbrands, Inc. – subtracted a mere 0.25% from overall performance for the year. In other words, it was a year in which the “bad” holdings weren’t that bad and the “good” holdings were quite good. From a sector viewpoint, the Large Cap Growth Fund’s outperformance for the fiscal year was driven primarily by good relative returns in the Consumer Discretionary and Healthcare sectors. Conversely, the Consumer Staples and Industrials sectors were the weakest relative performers for the year.

The two primary market-moving events during the past fiscal year were Brexit and the presidential election. Both events impacted the performance of the Large Cap Growth Fund. The Fund fared well during the first fiscal quarter up until June 23rd, but the Brexit event negatively impacted the performance right at the end of June 2016. The majority of the underperformance associated with Brexit was recovered during the month of July 2016.  This first fiscal quarter had its share of ups and downs and the Russell 1000® Growth Index managed to close out the quarter with a respectable gain of 6.33%.  The Large Cap Growth Fund finished the quarter right behind the index at 6.01%.

The interest rate guessing game continued in the second fiscal quarter as it looked like the Fed was going to raise rates, but then flip-flopped to hold steady for yet another quarter. As we’ve observed previously, it would be very unusual for the Fed to hike rates in the six months prior to a presidential election, and we continued to believe that earliest likely hike would be in December 2016. (In retrospect, the hike came on Dec. 15, 2016)
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Logan Capital Large Cap Growth Fund

Through all this, the Large Cap Growth Fund solidly outperformed the index although admittedly, it did so by being down less than the Russell 1000® Growth Index (-0.49% vs. -2.48% respectively).

The second event, the Presidential election, sparked a significant post-election market rally, but the advance did not lift growth names as much as it did the more dividend- and value- oriented names in areas that had suffered previously (e.g., energy, finance, infrastructure, etc.) True growth-oriented names (e.g., technology, consumer discretion, etc.) fared less well after the election. As a result, the Large Cap Growth Fund had its weakest relative performance of the year in the third fiscal quarter with a return of 5.20% versus 6.93% for the Russell 1000® Growth Index.

Overall, calendar 2016 was frustrating for growth investors as the market favored value names for much of the year. However, as growth investors, we know that the market goes through cycles in which it favors one style over the other.

The good news is that after being so focused on yield stocks for so long, in January 2017, the market’s focus rotated toward growth stocks, which began to meaningfully outperform value stocks.

2017 started out much the same way 2016 ended and despite a highly unusual political environment around the world, the global economy outperformed expectations in many ways. As large cap U.S equites across the board continued their rise in 1Q17, growth names, in general, lead the charge and outpaced value names by a meaningful margin. The Fund had its best performance of the fiscal year in this quarter with returns of 8.95% versus 7.77% for the index.

Logan Capital Logan Long/Short Fund

For the fiscal year ending April 30, 2017, the Logan Capital Long/Short Fund (the “Long/Short Fund”) returned +6.96% compared to the benchmark, the S&P 500 which returned +17.92%.

Given markets historically go higher, we believe the Long/Short Fund should always be more long than short. We have the flexibility to increase or decrease equity-market exposure by adjusting the mix of long, short and cash positions. The constant challenge, however, is to ensure that we do not sacrifice too much positive performance in a strong market by being too defensive.

We started the first fiscal quarter 53% net long and remained close to that the entire quarter. This defensive posture proved problematic once the post-Brexit market rally began in late June 2016. We finished the first fiscal quarter poorly and this under-performance continued throughout the second fiscal quarter.  Our short stock selection was underwhelming in the second fiscal quarter and our growth longs struggled as well. The value stocks in the Long/Short Fund, which were the standouts the entire fiscal year, could not offset the disappointing shorts and growth longs.

The Long/Short Fund regained some of its mojo in the second half of the fiscal year. For the third fiscal quarter ending January 31, 2017, the Long/Short Fund increased
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Logan Capital Large Cap Growth Fund

6.87% and the S&P 500 increased 7.76%. For the fourth fiscal quarter ended April 30, 2017, the Long/Short Fund increased 4.27% and the S&P 500 increased 5.16%.

We lowered our short exposure significantly as the market weakened in the weeks prior to the election and post-Election, we concluded that it would be futile to re-initiate shorts aggressively in such a powerful market rally.  Therefore we were 86% net long for the big November rally. We ended the third fiscal quarter 78% net long. This relatively bullish posture helped the Long/Short Fund better participate during the advance. In the year’s final fiscal quarter, we gradually lowered our short exposure to finish the fourth fiscal quarter at 88% net long. Until the rising tide slows, we will keep our overall short exposure at a minimum.

The other reason the Long/Short Fund’s performance improved notably in the second half of the fiscal year is that our stock selection improved meaningfully, particularly with regard to our growth stocks and short positions. In the fourth fiscal quarter, our longs increased 6.82%, outperforming the broad market by 1.66%. The short portfolio lost 1.54%, rising 3.62% less than the broad market. The Fund received an overall Morningstar rating of 4 stars and ranked in the top 15% for the three year period among 167 Long/Short Equity Funds as of April 30, 2017 based on total returns.

We entered the new fiscal year encouraged by the recent vigor exhibited by growth stocks. Our portfolio maintains a fully invested long portfolio comprising 60% growth stocks and 40% value stocks. To the extent growth stocks are outperforming and we select wisely, we believe it gives the Long/Short Fund the opportunity to perform well. We are also slightly humbled on the short side. The Fund will always maintain short positions in any market environment and we firmly believe it is possible to make money shorting stocks in up markets. However, the post-2008 bull market, currently in its 9th year, has been a particularly tricky time to employ short selling. Abnormally low interest rates and the rise in popularity of sector exchange-traded funds have created conditions which often have greater impact on a stock’s performance than earnings and sales disappointments. Since 2010, a mostly weak economic environment has dampened the ability of companies in many sectors to show robust sales growth, but these same weak macro conditions also have ensured near zero interest rates that have provided unprecedented market liquidity. It has been a joyless bull market with many investors reluctantly inching back into equities. Many people now invest in index funds, including sector funds, which can have a significant impact on the stock performance of specific sectors as money is moved from one sector to the next in pursuit of returns.  If we are short a weak company in a sector that is popular, we find that the stock price performance can often be positive even when the fundamental performance is poor.

It is not our job to complain; it is our job to observe and adapt. We do this not by abandoning our constant search for great short ideas; in fact, we search with even greater vigor for the best ideas possible. Nonetheless, if a person bangs his head against the wall 10 times and his head hurts afterwards, it really should not be necessary to repeat the exercise another 10 times.  In this vein, we are always prepared to add short positions into
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Logan Capital Large Cap Growth Fund

the portfolio, but we believe it is smarter to wait for actual, sustained market weakness before becoming aggressive.

If the market advance slows, we believe that the conditions could provide an environment where the Long/Short Fund can make money from both the long and short side.

We believe our strategy allows investors to continue to participate in the market, but maybe with a little more of a defensive component. So one of the ways you can accomplish that is by investing in strategies that are a little less correlated to the performance of the market and that have somewhat of a hedge, sort of like you carry insurance on your house even though you haven’t had a fire. That is sort of what shorts can be. It’s like an insurance on your portfolio, but one that doesn’t necessarily have to always lose money. If the bull market turns into a bear market, we hope we will recognize the change in tone by a major breakdown in the advance/decline line and by an increasing tendency for stocks to begin ignoring positive news while reacting skittishly to negative news. In this environment, we hope to become much more aggressive on the short side. Because the Long Short Fund is always net long, our longs would likely suffer in a bear market, but our hope is that the presence of shorts (as well as the defensive nature of our mega cap high dividend paying value stocks) will help enable the Fund to lose considerably less than strategies which are long only.

The market year in review

The beginning of the fiscal year delivered some unexpected economic and political surprises. It had been widely assumed that the U.S. Federal Reserve Board (the “Fed”) was all but assured to raise rates for the first time since December 2015. However, a very weak May 2016 employment report caused an abrupt about-face, essentially dropping the chances of a hike to near zero. In response, long-term rates and the US dollar edged down and the stock market moved back up to nearly all-time-high ground in mid-June 2016.

Everything was looking fine – then along came Brexit.

On June 23rd, 2016, by a slim majority, British voters surprised the world by choosing to leave the European Union. Global markets reacted with some of the steepest daily drops in many years. At that time, we advised clients to sit tight in the belief that the negative reaction was overdone. That proved to be the case and the US equity markets staged a recovery nearly back to the levels they had been just prior to the Brexit vote. As stocks bounced back up, the markets experienced a rotation of investment dollars out of multinational growth companies with British/European exposure and into more defensive, dividend-oriented names.

At the end of Fiscal 1Q we commented:  “We do not know precisely how these events will unfold, but we do know that investors have faced seemingly daunting crises in the past and the best response has been to maintain one’s investment discipline.  We believe that will prove to be the best response in this case as well.”

That turned out to be good advice as the stock market rebounded and closed out the quarter at new all-time highs.
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Logan Capital Large Cap Growth Fund

After a mid-summer rally, the stock market continued to work its way to incremental new all-time highs in early August, followed by period of rest and minor consolidation for the balance of the quarter. This was not surprising action as historically, the stock market has typically had a period of weakness in September and October of presidential election years.

During the first few days of August, oil prices hit the bottom of their 2-month, 20% price slide down to under $40 per barrel – good news if you were buying gas at the pump; not so good news if you were selling gas at the pump. However, that oil slump was short-lived and oil prices bounced back to over $50 per barrel by the end of October. Also, the major political parties cemented their nominations and it was Trump vs. Hillary in a knock-down, drag-out fight at the polls on November 8.

Although it was hard to make a convincing prediction about the outcome of the election, we did offer a number of observations about how the stock market was likely to react and perform in the months before and after the election.

In early November 2016, just before the election, we shared the following thoughts:

“Without a doubt, this is the most unusual Presidential election race that most U.S. voters have ever witnessed. Whether you’re intrigued or appalled, it’s fairly certain that by the time November rolls around, you’ll be relieved to have it over.

We don’t know who will win, but we do know several facts about Presidential election years:

•
The market tends to do well in elections years. In the 22 presidential election years since 1928, the market has closed the year with gains 16 times, and has hit its high in the 4th quarter in 18 of those years.

•	In the past 50 years, there have been only two election years in which the market suffered losses – they were during the bear markets, in 2000 and 2008.

•
Election years are often more volatile than average – this current one seems to fit that profile. However, they also tend to rally in the second half of the year, assuming that there is no bear market looming.

•	Typically, history says to expect some late summer or early fall weakness, to be followed by strength after the election into year’s end.

One final statistic about Presidential elections: The S&P 500® Index (the “S&P 500”) has been surprisingly accurate at predicting the winner in more than 85% of Presidential elections since WWII. The rule is quite simple: if the index is up for the 2-month period ending on Election Day, the incumbent party will win. If the index is down for that period, the challenging party will win.”  (Note: Despite public polls to the contrary, this indication once again correctly predicted the winner.)

As for our investors who were jittery about the pending outcome of the election, we tried to soothe nerves with the following comments:

“Here’s the best advice we can give now:  Vote and remain calm. Once the results are known, the markets will react – perhaps sharply – but then things are likely to settle down
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Logan Capital Large Cap Growth Fund

fairly quickly. We do not advocate trying to pre-position your portfolio in anticipation of one outcome or the other. It’s important to remember that the U.S. economy – along with its government – is a very large ship that takes a long time to turn. The impact of a new occupant in the White House will take quite a while to be felt.

In reality, after the election, consumers will still be using Facebook and buying iPhones and drinking Starbucks coffee. The “Internet of Things” will still grow. The demand for 24/7 interconnectivity, instant online shopping and all things cloud-related will continue unabated. And the U.S. will still be part of the global marketplace. Admittedly, new political policies will eventually take hold, but it will not happen overnight and investors will have time to thoughtfully consider their options before taking action.

We believe that the U.S. will still shine as the relatively safe haven for investors, both foreign and domestic. The U.S. economic expansion is still intact and most of the recent economic news has been positive. Similarly, much of the recent stock market data indicates a greater possibility of the market making new highs later this year. As interest rates start to move up, we believe that investors will once again seek out quality growth stocks with attractive earnings growth and appreciation potential. That will be the type of environment in which Logan’s growth strategies can thrive. As such, we advocate maintaining one’s investment discipline and staying the course with a well diversified portfolio of quality growth names.”

We awoke on the day after the election to this surprise:  President-Elect Trump

Mr. Trump overcame seemingly insurmountable odds to narrowly win this election. He also confounded conventional wisdom and the pollsters.

When it became clear that Mr. Trump would win, the Dow was down 800 points (4% - 5%) in overnight trading and many thought it spelled the end of this bull. Like many this morning, we were bracing ourselves for a turbulent market opening on the news of Mr. Trump’s victory.

But like so many things in this election, the market had a surprising reaction the following morning – a very strong rally. Promises of tax cuts, reductions in regulations, bringing back manufacturing and “Making America Great Again!” spurred the markets to new high ground by the end of the year.

So, how sustainable is this market rally? If President Trump is able to deliver on even just a few of his many promises – most notably lowering taxes, reducing regulation or repatriating offshore profits – it will be a huge boost to business confidence and the market should continue to rally. And after several years of chasing high dividend stocks, that area has gotten quite frothy in terms of Price/Earnings (P/E)  valuations, (e.g., as of mid-March 2017, the P/E ratio for the S&P 500 (based on trailing 4-qtr earnings) is about 30% above it’s 88+ year long-term average.)

After a year of waiting, the Fed finally implemented a second rate hike in December 2016 – along with renewed indications that there will very likely be two more  hikes to come in 2017 – signaling the Fed’s confidence in the economy. We are also seeing the end of the almost 2-year recession in earnings growth and the earnings outlook is looking
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Logan Capital Large Cap Growth Fund

quite positive for 2017. Technology continues to expand rapidly into all aspects of daily life and discretionary consumer spending will continue to reward those growth companies that are the cutting-edge leaders.

After asserting renewed positive improvement in mid-2016, the technical indicators we follow have continued to improve in 2017. Economic numbers, including those that track business and consumer confidence, showed that a recovery is still in place. Washington D.C. has had some unusual politically driven volatility, but the markets have been remarkably steady and much less volatile. After prepping investors for months that rates would eventually go up, the Fed finally took another step toward a “return to normal” from the historically accommodative interest rate environment. Investors have, so far, taken the change in stride. We see nothing in our indicators to show a reversal in the overall economic trends for the next quarter.

Given the calm growth in the economy, our team continues to focus on where the change really is – technology. New business methods are disrupting almost every industry and the challenge investors faced in the quarter was to be invested in those companies with management teams and business models that are prepared for and leading the change in their respective industries. Our team is focusing on the reports and updates from our holdings’ management teams to verify that the companies we are invested in are maintaining their pricing power and competitive advantage. We expect the ability to adapt and stay relevant will be crucial to successfully investing for the remainder of the year, regardless of the overall economic and geopolitical environment.

Looking ahead

We believe that the U.S. will still shine as the relatively safe haven for investors, both foreign and domestic. The economic outlook for 2017 is still positive and most market indicators are in the green. Valuations are above the long-term average, but they are not unreasonable.  Similarly, much of the recent stock market data indicates the possibility of the market making new highs in the coming quarters.

There is a growing opinion amongst economists that the risk of global recession has dwindled. Unemployment data is stable and wages are growing at the best rate since 2009. Admittedly, this will create some inflationary pressures, but modest inflation would be generally viewed as desirable for now. As interest rates start to move up, we believe that investors will once again seek out quality growth stocks with attractive earnings growth and appreciation potential. There will most certainly be bouts of volatility in the equity markets, but it appears that this bull still has legs. More importantly, look for equity investors to once again favor quality earnings growth over high dividends.

Logan Capital thanks you for your investment and we will continue to strive to do our best for you.
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Logan Capital Large Cap Growth Fund

Disclosures:

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Mutual Fund investing involves risk. Principal loss is possible. The Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested in the securities. The Funds may purchase and sell options on securities which may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Funds may purchase securities of companies that are offered pursuant to an IPO which may fluctuate considerably, may be subject to liquidity risk and could have a magnified impact on Fund performance.  By investing in other mutual funds and ETFs, the Funds will bear any share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds including brokerage costs.

The opinions expressed above are those of the author, are subject to change and are not guaranteed and should not be considered investment advice.

It is not possible to invest directly in an index.

Earnings growth is not a measure of the Fund’s future performance.

DEFINITIONS:

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe.  It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.  The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

S&P 500® Index: A market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market.

Basis points:  A basis point is a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument.  One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Price/Earnings Ratio:  The price-earnings ratio (P/E Ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings.
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Logan Capital Large Cap Growth Fund

© 2017 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history without adjustment for sales loads. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating™ metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

The Fund ranked in the top 60% over the 1 year period among 304 Long/Short Equity Funds as of April 30, 2017.  Morningstar percentile rankings are based on the total number of funds ranked and the Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.  The highest percentile rank is 1 and the lowest is 100.  Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentage. The Logan Capital Long/Short Fund was rated 4 stars among 167 Long/Short Equity Funds as of April 30, 2017 based on total returns over the 3 year period. Ratings for other share classes may vary.
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Logan Capital Large Cap Growth Fund

Comparison of the change in value of a $10,000 investment in the
Logan Capital Large Cap Growth Fund – Investor Class and the
Russell 1000 Growth Total Return

		Since Inception
Total Return Periods ended April 30, 2017:	1 Year	(6/28/12)

Logan Capital Large Cap Growth Fund –
Investor Class (No Load)	20.59%	13.69%
Russell 1000 Growth Total Return	19.50%	15.93%
Total Annual Fund Operating Expenses: 1.49%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on June 28, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.
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Logan Capital Large Cap Growth Fund

Comparison of the change in value of a $100,000 investment in the
Logan Capital Large Cap Growth Fund – Institutional Class and the
Russell 1000 Growth Total Return

		Since Inception
Total Return Periods ended April 30, 2017:	1 Year	(6/28/12)

Logan Capital Large Cap Growth Fund –
Institutional Class (No Load)	20.92%	13.98%
Russell 1000 Growth Total Return	19.50%	15.93%
Total Annual Fund Operating Expenses: 1.24%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on June 28, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.
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Logan Capital Large Cap Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at April 30, 2017 (Unaudited)

Percentages represent market value as a percentage of net assets.
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Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS
at April 30, 2017

COMMON STOCKS – 98.3%	Shares	Value

Consumer Discretionary – 21.3%
Amazon.com, Inc. (a)	1,221	$1,129,413
Dick’s Sporting Goods, Inc.	3,673	185,670
Foot Locker, Inc.	8,037	621,581
Hanesbrands, Inc.	6,424	140,107
Netflix, Inc. (a)	7,294	1,110,147
Nike, Inc.	5,799	321,323
Starbucks Corp.	10,439	626,966
The Home Depot, Inc.	4,028	628,771
Williams-Sonoma, Inc.	4,879	263,710
		5,027,688

Consumer Staples – 9.1%
Constellation Brands, Inc.	3,111	536,772
Estee Lauder Companies, Inc.	5,811	506,370
Monster Beverage Corp. (a)	13,798	626,153
Spectrum Brands Holdings, Inc.	3,372	484,658
		2,153,953

Health Care – 13.6%
Agilent Technologies, Inc.	5,094	280,425
Align Technology, Inc. (a)	4,736	637,560
AmerisourceBergen Corp.	5,479	449,552
Celgene Corp. (a)	4,068	504,636
Mettler-Toledo International, Inc. (a)	1,081	555,007
Waters Corp. (a)	2,881	489,453
Zoetis, Inc.	5,311	298,000
		3,214,633

Industrials – 8.9%
Acuity Brands, Inc.	1,973	347,445
Cintas Corp.	2,638	323,076
Nordson Corp.	3,030	379,356
The Middleby Corp. (a)	2,430	330,796
United Rentals, Inc. (a)	2,455	269,215
Verisk Analytics, Inc. (a)	5,597	463,488
		2,113,376

The accompanying notes are an integral part of these financial statements.

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Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2017

COMMON STOCKS – 98.3% (Continued)	Shares	Value

Information Technology – 43.8%
Alliance Data Systems Corp.	1,283	$320,275
Alphabet, Inc. – Class A (a)	392	362,412
Alphabet, Inc. – Class C (a)	392	355,136
Amphenol Corp.	12,083	873,722
Apple, Inc.	8,438	1,212,119
Broadcom Ltd. (c)	4,851	1,071,149
Cognizant Technology Solutions – Class A (a)	7,505	452,026
Electronic Arts, Inc. (a)	6,452	611,779
Facebook, Inc. (a)	5,498	826,074
Fiserv, Inc. (a)	3,875	461,667
FleetCor Technologies, Inc. (a)	2,840	400,838
Global Payments, Inc.	10,563	863,631
IPG Photonics Corp. (a)	2,525	318,958
MasterCard, Inc.	7,247	842,971
NCR Corp. (a)	8,319	343,159
NXP Semiconductors NV (a)(c)	7,564	799,893
Trimble, Inc. (a)	6,390	226,398
		10,342,207

Materials – 1.6%
Sherwin-Williams Co.	1,116	373,503

TOTAL COMMON STOCKS
(Cost $13,552,056)		23,225,360

The accompanying notes are an integral part of these financial statements.

16

Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2017

SHORT-TERM INVESTMENTS – 2.0%	Shares	Value

Money Market Funds – 2.0%
Fidelity Government Portfolio – Class I, 0.60% (b)	472,024	$472,024

SHORT-TERM INVESTMENTS
(Cost $472,024)		472,024
TOTAL INVESTMENTS
(Cost $14,024,080) – 100.3%		23,697,384
Liabilities in Excess of Other Assets – (0.3)%		(67,654)
TOTAL NET ASSETS – 100.00%		$23,629,730

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of April 30, 2017.
(c)	U.S. traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Logan Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

17

Logan Capital Large Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2017

Assets:
Investments, at value (cost of $14,024,080)	$23,697,384
Receivables:
Dividends and interest	4,535
Prepaid expenses	16,019
Total assets	23,717,938

Liabilities:
Payables:
Advisory fee	8,755
Administration fee	21,227
Distribution fees	12,708
Compliance expense	2,238
Custody fees	1,472
Transfer agent fees and expenses	8,990
Accrued expenses and other payables	32,818
Total liabilities	88,208
Net assets	$23,629,730

Net assets consist of:
Paid in capital	$14,571,023
Accumulated net investment loss	(52,604)
Accumulated net realized loss on investments	(561,993)
Net unrealized appreciation on investments	9,673,304
Net assets	$23,629,730

Investor Class:
Net assets applicable to outstanding Investor Class shares	$6,078,378
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	332,708
Net asset value and redemption price per share	$18.27

Institutional Class:
Net assets applicable to outstanding Institutional Class shares	$17,551,352
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	948,493
Net asset value, offering price and redemption price per share	$18.50

The accompanying notes are an integral part of these financial statements.
18

Logan Capital Large Cap Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended April 30, 2017

Investment income:
Dividends (net of foreign taxes withheld of $0)	$146,804
Interest	1,238
Total investment income	148,042

Expenses:
Investment advisory fees (Note 5)	144,899
Administration fees (Note 5)	83,585
Distribution fees (Note 6)
Distribution fees – Investor Class	13,909
Distribution fees – Institutional Class	—
Transfer agent fees and expenses	36,787
Federal and state registration fees	4,985
Audit fees	21,000
Compliance expense	8,975
Legal fees	5,888
Trustees’ fees and expenses	10,444
Custody fees	6,488
Other	13,498
Total expenses before reimbursement from advisor	350,458
Expense reimbursement from advisor (Note 5)	(59,373)
Net expenses	291,085
Net investment loss	(143,043)

Realized and unrealized gain on investments:
Net realized gain on transactions from investments	17,809
Net change in unrealized gain on investments	4,406,587
Net realized and unrealized gain on investments	4,424,396
Net increase in net assets resulting from operations	$4,281,353

The accompanying notes are an integral part of these financial statements.
19

Logan Capital Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2017	April 30, 2016
Operations:
Net investment loss	$(143,043)	$(162,613)
Net realized gain (loss) on investments	17,809	(573,386)
Net change in unrealized appreciation
(depreciation) on investments	4,406,587	(109,818)
Net increase (decrease) in net assets
resulting from operations	4,281,353	(845,817)

Distributions to Shareholders From:
Net realized gains
Investor class shares	—	(41,724)
Institutional class shares	—	(116,291)
Total distributions	—	(158,015)

Capital Share Transactions:
Proceeds from shares sold
Investor class shares	376,671	1,313,873
Institutional class shares	—	1,500,000
Proceeds from shares issued to holders
in reinvestment of dividends
Investor class shares	—	41,724
Institutional class shares	—	116,291
Cost of shares redeemed
Investor class shares	(663,094)	(729,393)
Institutional class shares	(3,159,026)	—
Redemption fees retained
Investor class shares	32	297
Institutional class shares	—	—
Net increase (decrease) in net assets
from capital share transactions	(3,445,417)	2,242,792
Total increase in net assets	835,936	1,238,960

Net Assets:
Beginning of year	22,793,794	21,554,834
End of year	$23,629,730	$22,793,794
Accumulated net investment loss	$(52,604)	$(54,374)

The accompanying notes are an integral part of these financial statements.

20

Logan Capital Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	April 30, 2017	April 30, 2016
Changes in Shares Outstanding:
Shares sold
Investor class shares	22,901	81,202
Institutional class shares	—	93,458
Proceeds from shares issued to holders
in reinvestment of dividends
Investor class shares	—	2,609
Institutional class shares	—	7,205
Shares redeemed
Investor class shares	(41,343)	(48,242)
Institutional class shares	(193,363)	—
Net increase (decrease) in shares outstanding	(211,805)	136,232

The accompanying notes are an integral part of these financial statements.
21

Logan Capital Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Investor Class

					June 28, 2012
	Year Ended	Year Ended	Year Ended	Year Ended	through
	April 30,	April 30,	April 30,	April 30,	April 30,
	2017	2016	2015	2014	2013*
Net Asset Value –
Beginning of Period	$15.15	$15.79	$13.64	$11.34	$10.00

Income from
Investment Operations:
Net investment income (loss)	(0.16)	(0.13)	(0.12)	(0.07)	(0.02)
Net realized and unrealized
gain (loss) on investments	3.28	(0.40)	2.43	2.37	1.36
Total from
investment operations	3.12	(0.53)	2.31	2.30	1.34

Less Distributions:
Distributions from
net realized gains	—	(0.11)	(0.16)	—	—
Total distributions	—	(0.11)	(0.16)	—	—
Redemption fees	0.00 ~	0.00 ~	0.00 ~	0.00 ~	—
Net Asset Value –
End of Period	$18.27	$15.15	$15.79	$13.64	$11.34

Total Return	20.59%	(3.38%)	17.04%	20.28%	13.40	%+

Ratios and Supplemental Data:
Net assets, end of
period (thousands)	$6,078	$5,319	$4,984	$4,143	$1,700
Ratio of operating expenses
to average net assets:
Before reimbursements	1.76%	1.75%	1.89%	2.35%	9.91	%^
After reimbursements	1.49%	1.50%	1.50%	1.50%	1.50	%^
Ratio of net investment income
(loss) to average net assets:
Before reimbursements	(1.10%)	(1.16%)	(1.23%)	(1.58%)	(9.10	%)^
After reimbursements	(0.83%)	(0.91%)	(0.84%)	(0.73%)	(0.69	%)^
Portfolio turnover rate	9%	14%	28%	15%	14	%+

*	Commencement of operations for Investor Class shares was June 28, 2012.
+	Not Annualized.
^	Annualized.
~	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.
22

Logan Capital Large Cap Growth Fund

FINANCIAL HIGHLIGHTS (Continued)

For a capital share outstanding throughout the period

Institutional Class

					June 28, 2012
	Year Ended	Year Ended	Year Ended	Year Ended	through
	April 30,	April 30,	April 30,	April 30,	April 30,
	2017	2016	2015	2014	2013*
Net Asset Value –
Beginning of Period	$15.30	$15.92	$13.71	$11.38	$10.00

Income from
Investment Operations:
Net investment income (loss)	(0.10)	(0.10)	(0.08)	(0.05)	(0.02)
Net realized and unrealized
gain (loss) on investments	3.30	(0.41)	2.45	2.38	1.40
Total from
investment operations	3.20	(0.51)	2.37	2.33	1.38

Less Distributions:
Distributions from
net realized gains	—	(0.11)	(0.16)	—	—
Total distributions	—	(0.11)	(0.16)	—	—
Net Asset Value –
End of Period	$18.50	$15.30	$15.92	$13.71	$11.38

Total Return	20.92%	(3.23%)	17.39%	20.47%	13.80	%+

Ratios and Supplemental Data:
Net assets, end of
period (thousands)	$17,551	$17,475	$16,571	$12,282	$5,340
Ratio of operating expenses
to average net assets:
Before reimbursements	1.51%	1.50%	1.64%	2.13%	7.44	%^
After reimbursements	1.24%	1.25%	1.25%	1.25%	1.25	%^
Ratio of net investment income
(loss) to average net assets:
Before reimbursements	(0.85%)	(0.91%)	(0.98%)	(1.36%)	(6.73	%)^
After reimbursements	(0.58%)	(0.66%)	(0.59%)	(0.48%)	(0.54	%)^
Portfolio turnover rate	9%	14%	28%	15%	14	%+

*	Commencement of operations for Institutional Class shares was June 28, 2012.
+	Not Annualized.
^	Annualized.

The accompanying notes are an integral part of these financial statements.
23

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2017

NOTE 1 – ORGANIZATION

The Logan Capital Large Cap Growth Fund (the “Large Cap Growth” Fund) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The investment objective of the Large Cap Growth Fund is long-term capital appreciation.  The Large Cap Growth Fund commenced operations on June 28, 2012 and offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken on returns filed for the open tax years ended 2014-2016, or expected to be taken in the Fund’s 2017 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

24

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees:  The Large Cap Growth Fund charges a 1% redemption fee to shareholders who redeem shares held for 180 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Options Transactions:  The Fund may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is

25

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

exercised, a gain or loss is realized from the sale of the underlying security, and th proceeds from such sale are increased by the premium originally received.  If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked-to-market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

G.
Leverage and Short Sales:  The Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and

26

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

H.
Mutual Fund and ETF Trading Risk: The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs.  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear their proportionate share of the costs.

I.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended April 30, 2017, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Large Cap Growth Fund	$144,813	$—	$(144,813)

J.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of April 30, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

K.
New Accounting Pronouncement:  In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation
27

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Funds and will be classified in level 1 of the fair value hierarchy.

Exchange-Traded Notes:  Investments in exchange-traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in level 1 of the fair value hierarchy.

Derivative Instruments:  Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.
28

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

Short-Term Debt Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of Advisors Series Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Large Cap Growth Fund’s securities as of April 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$5,027,688	$—	$—	$5,027,688
Consumer Staples	2,153,953	—	—	2,153,953
Health Care	3,214,633	—	—	3,214,633
Industrials	2,113,376	—	—	2,113,376
Information Technology	10,342,207	—	—	10,342,207
Materials	373,503	—	—	373,503
Total Common Stock	23,225,360	—	—	23,225,360
Short-Term Investments	472,024	—	—	472,024
Total Investments in Securities	$23,697,384	$—	$—	$23,697,384

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at the end of the reporting period.  During the year ended April 30, 2017, the Fund recognized no transfers between levels.  There were no level 3 securities held in the Fund on April 30, 2017.

NOTE 4 – DERIVATIVES TRANSACTIONS

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  During the year ended April 30, 2017, the Fund did not hold any derivative instruments.
29

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended April 30, 2017, Logan Capital Management, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.65% for the Large Cap Growth Fund based upon the average daily net assets of the Fund.  For the year ended April 30, 2017, the Large Cap Growth Fund incurred $144,899 in advisory fees.  Advisory fees payable at April 30, 2017 for the Large Cap Growth Fund were $8,755.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Logan Capital Large Cap Growth Fund
Investor Class	1.49%*
Institutional Class	1.24%*

*
The board approved an amendment to the Operating Expenses Limitation Agreement between the Trust, on behalf of the Fund, and the Advisor, pursuant to which the Advisor has agreed to reduce the Fund’s Expense Caps from 1.50% and 1.25% to 1.49% and 1.24% for the Investor Class and Institutional Class, respectively, effective August 28, 2016.

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended April 30, 2017, the Advisor reduced its fees and absorbed Fund expenses in the amount of $59,373 for the Large Cap Growth Fund.  For the calendar years below, cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

	2017	2018	2019	2020	Total
Large Cap Growth Fund	$67,571	$43,626	$56,664	$21,730	$189,591

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and
30

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  For the year ended April 30, 2017, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

Logan Capital Large Cap Growth Fund

Administration & fund accounting	$83,585
Custody	$6,488
Transfer agency(a)	$30,295
Chief Compliance Officer	$8,975

(a) Does not include out-of-pocket expenses.

At April 30, 2017, the Fund had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Logan Capital Large Cap Growth Fund

Administration & fund accounting	$21,227
Custody	$1,473
Transfer agency(a)	$7,524
Chief Compliance Officer	$2,238

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for
31

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

specific expenses incurred.  For the year ended April 30, 2017, the Large Cap Growth Fund incurred distribution expenses on its Investor Class shares of $13,909.

NOTE 7 – SECURITIES TRANSACTIONS

For the year ended April 30, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Large Cap Growth Fund	$1,913,397	$5,569,197

There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$14,035,154
Gross unrealized appreciation	9,843,331
Gross unrealized depreciation	(181,101)
Net unrealized appreciation	9,662,230
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(603,523)
Total accumulated earnings/(losses)	$9,058,707

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and post 30 wash sales.

At April 30, 2017, the Large Cap Growth Fund had short-term tax basis capital losses with no expiration date of $115,485 and long-term tax basis capital losses with no expiration date of $435,434 to offset future capital gains.

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.
32

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

The tax character of distributions paid during 2017 and 2016 was as follows:

	Year Ended	Year Ended
	April 30, 2017	April 30, 2016
Large Cap Growth Fund
Ordinary income	$—	$—
Long-term capital gains	$—	$158,015

At April 30, 2017, the fund deferred, on a tax basis, post-October losses of:

Late Year Ordinary
  Loss Deferral
$52,604

NOTE 9 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of initial public offering of the Fund’s shares.

Market Risk.  Each Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of a Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Equity Risk.  The equity securities held by a Fund may experience sudden, unpredictable drops in value or long periods of decline in value that could affect the value of the Fund’s shares and the total return on your investment. This may occur because of factors that affect the securities market generally, such as adverse changes in: economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Foreign Securities and Emerging Markets Risk.  Foreign securities may be more volatile and less liquid than domestic (U.S.) securities, which could affect a Fund’s investments. Securities markets of other countries are generally smaller than U.S. securities markets. The exchange rates between U.S. dollar and foreign currencies might fluctuate, which could negatively affect the value of a Fund’s investments.

Foreign securities are also subject to higher political, social and economic risks. These risks include, but are not limited to, a downturn in the country’s economy, excessive taxation, political instability, and expropriation of assets by foreign governments. Compared to the U.S., foreign governments and markets often have less stringent accounting, disclosure, and financial reporting requirements.
33

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

In addition, each Fund may invest in emerging markets. Emerging markets are those of countries with immature economic and political structures. These markets are more volatile than the markets of developed countries.

Initial Public Offering Risk.  The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

Sector Emphasis Risk.  The Advisor’s value investment strategy of identifying investment opportunities through a bottom-up process emphasizing internally generated fundamental research, may from time to time result in the Fund investing significant amounts of its portfolio in securities of issuers principally engaged in the same or related businesses. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect a single business or a group of related businesses. Sector emphasis risk is the risk that the securities of companies in such business or businesses, if comprising a significant portion of the Fund’s portfolios, could react in some circumstances negatively to these or other developments and adversely affect the value of the portfolio to a greater extent than if such business or businesses comprised a lesser portion of the Fund’s portfolio.

NOTE 10 – REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1.     Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2.     Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

34

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

35

Logan Capital Large Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Logan Capital Funds

We have audited the accompanying statement of assets and liabilities of Logan Capital Large Cap Growth Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of April 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period June 28, 2012 (commencement of operations) to April 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Logan Capital Large Cap Growth Fund as of April 30, 2017, the result of its operations for the year then ended, and the changes in its net assets for the each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period June 28, 2012 to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 29, 2017
36

Logan Capital Large Cap Growth Fund

EXPENSE EXAMPLE
April 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from November 1, 2016 to April 30, 2017.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
37

Logan Capital Large Cap Growth Fund

EXPENSE EXAMPLE (Continued)
April 30, 2017 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	11/1/2016	4/30/2017	11/1/2016 – 4/30/2017
Actual
Investor Class	$1,000.00	$1,144.70	$7.98
Institutional Class	$1,000.00	$1,146.20	$6.65
Hypothetical (5% return
before expenses)
Investor Class	$1,000.00	$1,017.36	$7.50
Institutional Class	$1,000.00	$1,018.60	$6.26

(1)
Expenses are equal to the Investor Class and Institutional Class fund shares’ annualized expense ratios of 1.49% and 1.24%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

38

Logan Capital Large Cap Growth Fund

NOTICE TO SHAREHOLDERS
at April 30, 2017 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-215-1200 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2016

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-215-1200.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-215-1200.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-215-1200 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

39

Logan Capital Large Cap Growth Fund

MANAGEMENT
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	5	Trustee, Advisors
(age 70)		term; since	Gamma Delta		Series Trust
615 E. Michigan Street		March 2014.	Housing		(for series not
Milwaukee, WI 53202			Corporation		affiliated with
			(collegiate housing		the Fund);
			management) (2012		Independent
			to present); Trustee		Trustee from
			and Chair (2000 to		1999 to 2012,
			2012), New		New Covenant
			Covenant Mutual		Mutual Funds
			Funds (1999 to 2012);		(an open-end
			Director and Board		investment
			Member, Alpha		company with
			Gamma Delta		4 portfolios).
Foundation
(philanthropic
organization) (2005
to 2011).

David G. Mertens	Trustee	Indefinite	Retired; formerly,	5	Trustee, Advisors
(age 56)		term*; since	Managing Director		Series Trust
615 E. Michigan Street		March 2017.	and Vice President,		(for series not
Milwaukee, WI 53202			Jensen Investment		affiliated with
			Management, Inc.		the Fund).
(a privately-held
investment advisory
firm) (2002 to 2017).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	5	Trustee, Advisors
(age 82)		term; since	President, Hotchkis		Series Trust
615 E. Michigan Street		May 2002.	and Wiley Funds		(for series not
Milwaukee, WI 53202			(mutual funds)		affiliated with
			(1985 to 1993).		the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

40

Logan Capital Large Cap Growth Fund

MANAGEMENT (Continued)
(Unaudited)

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	5	Trustee, Advisors
(age 58)		term*; since	Group, Inc.		Series Trust
615 E. Michigan Street		January 2016.	(financial consulting		(for series not
Milwaukee, WI 53202			firm) (1998 to		affiliated with
			present).		the Fund);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income Solutions
Fund, from 2010
to present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	5	Trustee, Advisors
(age 69)	Trustee	term; since	U.S. Bancorp		Series Trust
615 E. Michigan Street		September	Fund Services,		(for series not
Milwaukee, WI 53202		2008.	LLC (May 1991		affiliated with the
			to present);		Fund); Director,
			Manager, U.S.		U.S. Bancorp
			Bancorp Fund		Fund Services,
			Services, LLC		Ltd. and U.S.
			(1998 to present).		Bancorp Fund
Services, Limited,
2013 to present;
Director,
Quintillion
Limited, 2013
to present.

41

Logan Capital Large Cap Growth Fund

MANAGEMENT (Continued)
(Unaudited)

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 69)	and Chief	term; since	(May 1991 to present); Manager, U.S. Bancorp Fund
615 E. Michigan Street	Executive	September	Services, LLC (1998 to present).
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 49)	and	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 55)	and	term; since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 45)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 59)	President,	term; since	LLC and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	September	(February 2008 to present).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 51)		term; since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2015.

42

Logan Capital Large Cap Growth Fund

MANAGEMENT (Continued)
(Unaudited)

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund
(age 30)	Secretary	term; since	Services, LLC (July 2013 to present); Proxy Voting
615 E. Michigan Street		September	Coordinator and Class Action Administrator,
Milwaukee, WI 53202		2015.	Artisan Partners Limited Partnership (September
2012 to July 2013); Legal Internship, Artisan Partners
Limited Partnership (February 2012 to September
2012); J.D. Graduate, Marquette University Law
School (2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)
As of April 30, 2017, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

 The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-215-1200.

43

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Logan Capital Large Cap Growth Fund
Logan Capital Long/Short Fund
Logan Capital International Fund
Logan Capital Small Cap Growth Fund
Logan Capital Large Cap Core Fund

At a meeting held on December 7-8, 2016 the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Logan Capital Management, Inc. (the “Advisor”) for another annual term for the Logan Capital Large Cap Growth Fund (the “Large Cap Growth Fund”) and Logan Capital Long/Short Fund (the “Long/Short Fund”) and also approved the continuance for another annual term of the Advisory Agreement for the Logan Capital International Fund,  Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund, each of which had not commenced operations at the time of this meeting (collectively, the “Funds”).  In addition, the Board considered and approved the continuance for another annual term of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the  Long/Short Fund with Waterloo International Advisers, LLC (the “Sub-Advisor”).  At this meeting, and at a prior meeting held on October 11-12, 2016, the Board received and reviewed substantial information regarding the Funds, the Advisor, the Sub-Advisor, and the services provided by the Advisor and Sub-Advisor to the Funds under the Advisory Agreement and Sub-Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement and Sub-Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR AND SUB-ADVISOR UNDER THE ADVISORY AND SUB-ADVISORY AGREEMENT.  The Board considered the nature, extent, and quality of the Advisor’s overall services provided to the Funds as well as its responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered its knowledge of the Advisor’s operations, and noted that during the course of the prior year they had

44

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
(Continued)

met with the Advisor in person to discuss the Funds’ performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board took into account that the Advisor directly managed the long portion of the portfolio of the Long/Short Fund and also took into account the oversight responsibilities of the Advisor over the Sub-Advisor with respect to the short portion of the Long/Short Fund both in terms of investments, Sub-Advisor monitoring and evaluation as well as compliance monitoring.  The Board also considered the specific role of the Sub-Advisor in directly managing the short selling activities of the Long/Short Fund.  The Board concluded that the Advisor and Sub-Advisor had the quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and Sub-Advisory Agreement, respectively, and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor and Sub-Advisor, the Board reviewed the short-term and long-term performance of the Funds (as applicable) as of June 30, 2016 on both an absolute basis and in comparison to its peer funds utilizing Lipper and Morningstar classifications and appropriate securities benchmarks.  The Board considered that the Logan Capital International Fund, the Logan Capital Small Cap Growth Fund, and the Logan Capital Large Cap Core Fund had each not yet commenced operations.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of these Funds, as well as each Fund’s level of risk tolerance, may differ significantly from funds in the peer group universe.  In considering each Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

Large Cap Growth Fund: The Board noted that the Large Cap Growth Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median for all relevant periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median for all relevant periods.

The Board also considered any differences in performance between the Advisor’s similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against a broad-based securities market benchmark.

Long/Short Fund: The Board noted that the Long/Short Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median for all relevant periods.

45

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
(Continued)

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for all relevant periods.

The Board also considered any differences in performance between the Advisor’s similarly managed accounts and the performance of the Fund and the reasons for any differences.  The Board also reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of each Fund.  The Board reviewed information as to the fees and expenses of advisers and funds within the relevant peer funds and the Advisor’s similarly managed separate accounts for other types of clients, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed separate accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally in-line with the fees charged to the Advisor’s separately managed account clients.

Large Cap Growth Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Large Cap Growth Fund of 1.49% for the Investor Class and 1.24% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s total expense ratios for both the Institutional Class and Investor Class were above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Institutional Class was above the peer group median and slightly below the average, while the total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was slightly below the peer group median and average.  Additionally, when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the advisory fee was below the peer group median and average.  The Board also considered that after advisory fee waivers and Fund expenses necessary to maintain the Expense Caps, the Advisor received an even lower advisory fee from the Fund during the most recent fiscal period.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

46

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
(Continued)

Long/Short Fund:  The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Long/Short Fund of 1.99% for the Investor Class and 1.74% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s total expense ratios for both the Investor Class and Institutional Class were above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratios for both the Institutional Class and Investor Class were above the peer group median and average. The Board also noted that the contractual advisory fee was above the peer group median and average, as well as above the peer group median and average when the Fund’s peer group was adjusted to include only funds with similar asset sizes.  The Board also considered that after advisory fee waivers, payment of the sub-advisory fee, and Fund expenses necessary to maintain the Expense Caps, the Advisor did not receive any fees for the fiscal period.  In reviewing the sub-advisory fee, the Board was mindful that the sub-advisory fee was paid by the Advisor out of its advisory fee and not directly by the Fund and that the fee rate was the result of arms-length negotiations between the Advisor and the Sub-Advisor.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital International Fund:  The Board noted that the Advisor has contractually agreed to maintain annual expense ratios for the Logan Capital International Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s estimated total expense ratios for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was marginally below the peer group median and marginally above the peer group average.  The Board found that the management fee expected to be charged to the Fund was within the range of the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Small Cap Growth Fund:  The Board noted that the Advisor has contractually agreed to maintain annual expense ratios for the Logan Capital Small Cap Growth Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratio for the Institutional Class was equal to the peer group median and below the peer group average and that the estimated total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was slightly below the peer group median and average.  The Board found that the management fee expected to be charged to the Fund was within the range of the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

47

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
(Continued)

Logan Capital Large Cap Core Fund: The Board noted that the Advisor has contractually agreed to maintain annual expense ratios for the Logan Capital Large Cap Core Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratios for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was above the peer group median and average.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fee expected to be charged to the Fund was within the range of the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in the form of Rule 12b-1 fees and shareholder servicing plan fees received from the Funds and “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts and sponsored programs invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for any such accounts or fees from both the sponsored programs and Funds with respect to any such programs, and as a result was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement and Sub-Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

48

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
(Continued)

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Large Cap Growth Fund, Long/Short Fund, Logan Capital International Fund, Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund and the Sub-Advisory Agreement for the Long/Short Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory and sub-advisory arrangements with the Advisor, including the advisory and sub-advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Funds and the Sub-Advisory Agreement for the Long/Short Fund would be in the best interest of each Fund and its shareholders

49

Logan Capital Large Cap Growth Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic, and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

50

(This Page Intentionally Left Blank.)

Investment Advisor
Logan Capital Management, Inc.
Six Coulter Avenue, Suite 2000
Ardmore, PA  19003

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(855) 215-1200

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

LOGAN CAPITAL FUNDS

Logan Capital Long/Short Fund

Annual Report
April 30, 2017

Logan Capital Long/Short Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	12
Sector Allocation of Portfolio Assets	14
Schedule of Investments	15
Schedule of Securities Sold Short	18
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Statement of Cash Flows	24
Financial Highlights	25
Notes to the Financial Statements	27
Report of Independent Registered Public Accounting Firm	39
Expense Example	40
Notice to Shareholders	42
Management	43
Approval of Investment Advisory and Sub-Advisory Agreements	47
Privacy Notice	53

Logan Capital Long/Short Fund

Dear Shareholder,

Logan Large Cap Growth Fund

For the fiscal year ended April 30, 2017, the Logan Capital Large Cap Growth Fund (the “Large Cap Growth Fund”) returned +20.92% compared to the benchmark, the Russell 1000® Growth Total Return Index, which returned +19.50%. The Large Cap Growth Fund’s top 10 performers were names that heavily utilize the internet and/or technology. However, only half of them – Apple, Inc., Broadcom, Amphenol Corporation, Facebook, Inc. (“Facebook”) and NXP Semiconductors N.V. – are pure “tech” companies. The other top 10 performers for the fiscal year – Netflix, Inc., Amazon.com, Inc., Align Technology, Inc., MasterCard Incorporated and Global Payments, Inc. – represent Consumer Discretionary, Healthcare and Financial sectors. And some might assert that Facebook – the world’s leading social media company, is more than just a technology company. What this Top 10 list illustrates is that even though opportunities can come from many sectors, every aspect of our daily lives continues to be rapidly changed by advances in technology, the “Internet of Things,” mobility, electronic payments, artificial intelligence and social media. Conversely, the bottom 10 names were mostly clustered in Retail (Hanesbrands, Inc., Dick’s Sporting Goods, Inc., TripAdvisor, Inc.) and Industrials (including BorgWarner, Inc., Flowserve Corporation, Stericycle, Inc., United Continental Holdings, Inc., Trimble, Inc. and Keysight Technologies, Inc.) Rounding out the bottom 10 was CBRE Group, Inc., the commercial real estate management services firm. It’s interesting to note that of the bottom 10 names, three had flat or positive returns, and the worst names of the bottom 10 – Hanesbrands, Inc. – subtracted a mere 0.25% from overall performance for the year. In other words, it was a year in which the “bad” holdings weren’t that bad and the “good” holdings were quite good. From a sector viewpoint, the Large Cap Growth Fund’s outperformance for the fiscal year was driven primarily by good relative returns in the Consumer Discretionary and Healthcare sectors. Conversely, the Consumer Staples and Industrials sectors were the weakest relative performers for the year.

The two primary market-moving events during the past fiscal year were Brexit and the presidential election. Both events impacted the performance of the Large Cap Growth Fund. The Fund fared well during the first fiscal quarter up until June 23rd, but the Brexit event negatively impacted the performance right at the end of June 2016. The majority of the underperformance associated with Brexit was recovered during the month of July 2016.  This first fiscal quarter had its share of ups and downs and the Russell 1000® Growth Index managed to close out the quarter with a respectable gain of 6.33%.  The Large Cap Growth Fund finished the quarter right behind the index at 6.01%.

The interest rate guessing game continued in the second fiscal quarter as it looked like the Fed was going to raise rates, but then flip-flopped to hold steady for yet another quarter. As we’ve observed previously, it would be very unusual for the Fed to hike rates in the six months prior to a presidential election, and we continued to believe that earliest likely hike would be in December 2016. (In retrospect, the hike came on Dec. 15, 2016)

Logan Capital Long/Short Fund

Through all this, the Large Cap Growth Fund solidly outperformed the index although admittedly, it did so by being down less than the Russell 1000® Growth Index (-0.49% vs. -2.48% respectively).

The second event, the Presidential election, sparked a significant post-election market rally, but the advance did not lift growth names as much as it did the more dividend- and value- oriented names in areas that had suffered previously (e.g., energy, finance, infrastructure, etc.) True growth-oriented names (e.g., technology, consumer discretion, etc.) fared less well after the election. As a result, the Large Cap Growth Fund had its weakest relative performance of the year in the third fiscal quarter with a return of 5.20% versus 6.93% for the Russell 1000® Growth Index.

Overall, calendar 2016 was frustrating for growth investors as the market favored value names for much of the year. However, as growth investors, we know that the market goes through cycles in which it favors one style over the other.

The good news is that after being so focused on yield stocks for so long, in January 2017, the market’s focus rotated toward growth stocks, which began to meaningfully outperform value stocks.

2017 started out much the same way 2016 ended and despite a highly unusual political environment around the world, the global economy outperformed expectations in many ways. As large cap U.S equites across the board continued their rise in 1Q17, growth names, in general, lead the charge and outpaced value names by a meaningful margin. The Fund had its best performance of the fiscal year in this quarter with returns of 8.95% versus 7.77% for the index.

Logan Capital Logan Long/Short Fund

For the fiscal year ending April 30, 2017, the Logan Capital Long/Short Fund (the “Long/Short Fund”) returned +6.96% compared to the benchmark, the S&P 500 which returned +17.92%.

Given markets historically go higher, we believe the Long/Short Fund should always be more long than short. We have the flexibility to increase or decrease equity-market exposure by adjusting the mix of long, short and cash positions. The constant challenge, however, is to ensure that we do not sacrifice too much positive performance in a strong market by being too defensive.

We started the first fiscal quarter 53% net long and remained close to that the entire quarter. This defensive posture proved problematic once the post-Brexit market rally began in late June 2016. We finished the first fiscal quarter poorly and this under-performance continued throughout the second fiscal quarter.  Our short stock selection was underwhelming in the second fiscal quarter and our growth longs struggled as well. The value stocks in the Long/Short Fund, which were the standouts the entire fiscal year, could not offset the disappointing shorts and growth longs.

The Long/Short Fund regained some of its mojo in the second half of the fiscal year. For the third fiscal quarter ending January 31, 2017, the Long/Short Fund increased

Logan Capital Long/Short Fund

6.87% and the S&P 500 increased 7.76%. For the fourth fiscal quarter ended April 30, 2017, the Long/Short Fund increased 4.27% and the S&P 500 increased 5.16%.

We lowered our short exposure significantly as the market weakened in the weeks prior to the election and post-Election, we concluded that it would be futile to re-initiate shorts aggressively in such a powerful market rally.  Therefore we were 86% net long for the big November rally. We ended the third fiscal quarter 78% net long. This relatively bullish posture helped the Long/Short Fund better participate during the advance. In the year’s final fiscal quarter, we gradually lowered our short exposure to finish the fourth fiscal quarter at 88% net long. Until the rising tide slows, we will keep our overall short exposure at a minimum.

The other reason the Long/Short Fund’s performance improved notably in the second half of the fiscal year is that our stock selection improved meaningfully, particularly with regard to our growth stocks and short positions. In the fourth fiscal quarter, our longs increased 6.82%, outperforming the broad market by 1.66%. The short portfolio lost 1.54%, rising 3.62% less than the broad market. The Fund received an overall Morningstar rating of 4 stars and ranked in the top 15% for the three year period among 167 Long/Short Equity Funds as of April 30, 2017 based on total returns.

We entered the new fiscal year encouraged by the recent vigor exhibited by growth stocks. Our portfolio maintains a fully invested long portfolio comprising 60% growth stocks and 40% value stocks. To the extent growth stocks are outperforming and we select wisely, we believe it gives the Long/Short Fund the opportunity to perform well. We are also slightly humbled on the short side. The Fund will always maintain short positions in any market environment and we firmly believe it is possible to make money shorting stocks in up markets. However, the post-2008 bull market, currently in its 9th year, has been a particularly tricky time to employ short selling. Abnormally low interest rates and the rise in popularity of sector exchange-traded funds have created conditions which often have greater impact on a stock’s performance than earnings and sales disappointments. Since 2010, a mostly weak economic environment has dampened the ability of companies in many sectors to show robust sales growth, but these same weak macro conditions also have ensured near zero interest rates that have provided unprecedented market liquidity. It has been a joyless bull market with many investors reluctantly inching back into equities. Many people now invest in index funds, including sector funds, which can have a significant impact on the stock performance of specific sectors as money is moved from one sector to the next in pursuit of returns.  If we are short a weak company in a sector that is popular, we find that the stock price performance can often be positive even when the fundamental performance is poor.

It is not our job to complain; it is our job to observe and adapt. We do this not by abandoning our constant search for great short ideas; in fact, we search with even greater vigor for the best ideas possible. Nonetheless, if a person bangs his head against the wall 10 times and his head hurts afterwards, it really should not be necessary to repeat the exercise another 10 times.  In this vein, we are always prepared to add short positions into

Logan Capital Long/Short Fund

the portfolio, but we believe it is smarter to wait for actual, sustained market weakness before becoming aggressive.

If the market advance slows, we believe that the conditions could provide an environment where the Long/Short Fund can make money from both the long and short side.

We believe our strategy allows investors to continue to participate in the market, but maybe with a little more of a defensive component. So one of the ways you can accomplish that is by investing in strategies that are a little less correlated to the performance of the market and that have somewhat of a hedge, sort of like you carry insurance on your house even though you haven’t had a fire. That is sort of what shorts can be. It’s like an insurance on your portfolio, but one that doesn’t necessarily have to always lose money. If the bull market turns into a bear market, we hope we will recognize the change in tone by a major breakdown in the advance/decline line and by an increasing tendency for stocks to begin ignoring positive news while reacting skittishly to negative news. In this environment, we hope to become much more aggressive on the short side. Because the Long Short Fund is always net long, our longs would likely suffer in a bear market, but our hope is that the presence of shorts (as well as the defensive nature of our mega cap high dividend paying value stocks) will help enable the Fund to lose considerably less than strategies which are long only.

The market year in review

The beginning of the fiscal year delivered some unexpected economic and political surprises. It had been widely assumed that the U.S. Federal Reserve Board (the “Fed”) was all but assured to raise rates for the first time since December 2015. However, a very weak May 2016 employment report caused an abrupt about-face, essentially dropping the chances of a hike to near zero. In response, long-term rates and the US dollar edged down and the stock market moved back up to nearly all-time-high ground in mid-June 2016.

Everything was looking fine – then along came Brexit.

On June 23rd, 2016, by a slim majority, British voters surprised the world by choosing to leave the European Union. Global markets reacted with some of the steepest daily drops in many years. At that time, we advised clients to sit tight in the belief that the negative reaction was overdone. That proved to be the case and the US equity markets staged a recovery nearly back to the levels they had been just prior to the Brexit vote. As stocks bounced back up, the markets experienced a rotation of investment dollars out of multinational growth companies with British/European exposure and into more defensive, dividend-oriented names.

At the end of Fiscal 1Q we commented:  “We do not know precisely how these events will unfold, but we do know that investors have faced seemingly daunting crises in the past and the best response has been to maintain one’s investment discipline.  We believe that will prove to be the best response in this case as well.”

That turned out to be good advice as the stock market rebounded and closed out the quarter at new all-time highs.

Logan Capital Long/Short Fund

After a mid-summer rally, the stock market continued to work its way to incremental new all-time highs in early August, followed by period of rest and minor consolidation for the balance of the quarter. This was not surprising action as historically, the stock market has typically had a period of weakness in September and October of presidential election years.

During the first few days of August, oil prices hit the bottom of their 2-month, 20% price slide down to under $40 per barrel – good news if you were buying gas at the pump; not so good news if you were selling gas at the pump. However, that oil slump was short-lived and oil prices bounced back to over $50 per barrel by the end of October. Also, the major political parties cemented their nominations and it was Trump vs. Hillary in a knock-down, drag-out fight at the polls on November 8.

Although it was hard to make a convincing prediction about the outcome of the election, we did offer a number of observations about how the stock market was likely to react and perform in the months before and after the election.

In early November 2016, just before the election, we shared the following thoughts:

“Without a doubt, this is the most unusual Presidential election race that most U.S. voters have ever witnessed. Whether you’re intrigued or appalled, it’s fairly certain that by the time November rolls around, you’ll be relieved to have it over.

We don’t know who will win, but we do know several facts about Presidential election years:

•
The market tends to do well in elections years. In the 22 presidential election years since 1928, the market has closed the year with gains 16 times, and has hit its high in the 4th quarter in 18 of those years.

•	In the past 50 years, there have been only two election years in which the market suffered losses – they were during the bear markets, in 2000 and 2008.

•
Election years are often more volatile than average – this current one seems to fit that profile. However, they also tend to rally in the second half of the year, assuming that there is no bear market looming.

•	Typically, history says to expect some late summer or early fall weakness, to be followed by strength after the election into year’s end.

One final statistic about Presidential elections: The S&P 500® Index (the “S&P 500”) has been surprisingly accurate at predicting the winner in more than 85% of Presidential elections since WWII. The rule is quite simple: if the index is up for the 2-month period ending on Election Day, the incumbent party will win. If the index is down for that period, the challenging party will win.”  (Note: Despite public polls to the contrary, this indication once again correctly predicted the winner.)

As for our investors who were jittery about the pending outcome of the election, we tried to soothe nerves with the following comments:

“Here’s the best advice we can give now:  Vote and remain calm. Once the results are known, the markets will react – perhaps sharply – but then things are likely to settle down

Logan Capital Long/Short Fund

fairly quickly. We do not advocate trying to pre-position your portfolio in anticipation of one outcome or the other. It’s important to remember that the U.S. economy – along with its government – is a very large ship that takes a long time to turn. The impact of a new occupant in the White House will take quite a while to be felt.

In reality, after the election, consumers will still be using Facebook and buying iPhones and drinking Starbucks coffee. The “Internet of Things” will still grow. The demand for 24/7 interconnectivity, instant online shopping and all things cloud-related will continue unabated. And the U.S. will still be part of the global marketplace. Admittedly, new political policies will eventually take hold, but it will not happen overnight and investors will have time to thoughtfully consider their options before taking action.

We believe that the U.S. will still shine as the relatively safe haven for investors, both foreign and domestic. The U.S. economic expansion is still intact and most of the recent economic news has been positive. Similarly, much of the recent stock market data indicates a greater possibility of the market making new highs later this year. As interest rates start to move up, we believe that investors will once again seek out quality growth stocks with attractive earnings growth and appreciation potential. That will be the type of environment in which Logan’s growth strategies can thrive. As such, we advocate maintaining one’s investment discipline and staying the course with a well diversified portfolio of quality growth names.”

We awoke on the day after the election to this surprise:  President-Elect Trump

Mr. Trump overcame seemingly insurmountable odds to narrowly win this election. He also confounded conventional wisdom and the pollsters.

When it became clear that Mr. Trump would win, the Dow was down 800 points (4% - 5%) in overnight trading and many thought it spelled the end of this bull. Like many this morning, we were bracing ourselves for a turbulent market opening on the news of Mr. Trump’s victory.

But like so many things in this election, the market had a surprising reaction the following morning – a very strong rally. Promises of tax cuts, reductions in regulations, bringing back manufacturing and “Making America Great Again!” spurred the markets to new high ground by the end of the year.

So, how sustainable is this market rally? If President Trump is able to deliver on even just a few of his many promises – most notably lowering taxes, reducing regulation or repatriating offshore profits – it will be a huge boost to business confidence and the market should continue to rally. And after several years of chasing high dividend stocks, that area has gotten quite frothy in terms of Price/Earnings (P/E)  valuations, (e.g., as of mid-March 2017, the P/E ratio for the S&P 500 (based on trailing 4-qtr earnings) is about 30% above it’s 88+ year long-term average.)

After a year of waiting, the Fed finally implemented a second rate hike in December 2016 – along with renewed indications that there will very likely be two more  hikes to come in 2017 – signaling the Fed’s confidence in the economy. We are also seeing the end of the almost 2-year recession in earnings growth and the earnings outlook is looking

Logan Capital Long/Short Fund

quite positive for 2017. Technology continues to expand rapidly into all aspects of daily life and discretionary consumer spending will continue to reward those growth companies that are the cutting-edge leaders.

After asserting renewed positive improvement in mid-2016, the technical indicators we follow have continued to improve in 2017. Economic numbers, including those that track business and consumer confidence, showed that a recovery is still in place. Washington D.C. has had some unusual politically driven volatility, but the markets have been remarkably steady and much less volatile. After prepping investors for months that rates would eventually go up, the Fed finally took another step toward a “return to normal” from the historically accommodative interest rate environment. Investors have, so far, taken the change in stride. We see nothing in our indicators to show a reversal in the overall economic trends for the next quarter.

Given the calm growth in the economy, our team continues to focus on where the change really is – technology. New business methods are disrupting almost every industry and the challenge investors faced in the quarter was to be invested in those companies with management teams and business models that are prepared for and leading the change in their respective industries. Our team is focusing on the reports and updates from our holdings’ management teams to verify that the companies we are invested in are maintaining their pricing power and competitive advantage. We expect the ability to adapt and stay relevant will be crucial to successfully investing for the remainder of the year, regardless of the overall economic and geopolitical environment.

Looking ahead

We believe that the U.S. will still shine as the relatively safe haven for investors, both foreign and domestic. The economic outlook for 2017 is still positive and most market indicators are in the green. Valuations are above the long-term average, but they are not unreasonable.  Similarly, much of the recent stock market data indicates the possibility of the market making new highs in the coming quarters.

There is a growing opinion amongst economists that the risk of global recession has dwindled. Unemployment data is stable and wages are growing at the best rate since 2009. Admittedly, this will create some inflationary pressures, but modest inflation would be generally viewed as desirable for now. As interest rates start to move up, we believe that investors will once again seek out quality growth stocks with attractive earnings growth and appreciation potential. There will most certainly be bouts of volatility in the equity markets, but it appears that this bull still has legs. More importantly, look for equity investors to once again favor quality earnings growth over high dividends.

Logan Capital thanks you for your investment and we will continue to strive to do our best for you.

Logan Capital Long/Short Fund

Disclosures:

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Mutual Fund investing involves risk. Principal loss is possible. The Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested in the securities. The Funds may purchase and sell options on securities which may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Funds may purchase securities of companies that are offered pursuant to an IPO which may fluctuate considerably, may be subject to liquidity risk and could have a magnified impact on Fund performance.  By investing in other mutual funds and ETFs, the Funds will bear any share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds including brokerage costs.

The opinions expressed above are those of the author, are subject to change and are not guaranteed and should not be considered investment advice.

It is not possible to invest directly in an index.

Earnings growth is not a measure of the Fund’s future performance.

DEFINITIONS:

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe.  It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.  The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

S&P 500® Index: A market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market.

Basis points:  A basis point is a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument.  One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Price/Earnings Ratio:  The price-earnings ratio (P/E Ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

Logan Capital Long/Short Fund

© 2017 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history without adjustment for sales loads. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating™ metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

The Fund ranked in the top 60% over the 1 year period among 304 Long/Short Equity Funds as of April 30, 2017.  Morningstar percentile rankings are based on the total number of funds ranked and the Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.  The highest percentile rank is 1 and the lowest is 100.  Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentage. The Logan Capital Long/Short Fund was rated 4 stars among 167 Long/Short Equity Funds as of April 30, 2017 based on total returns over the 3 year period. Ratings for other share classes may vary.

Logan Capital Long/Short Fund

Comparison of the change in value of a $10,000 investment in the
Logan Capital Long/Short Fund – Investor Class and
S&P 500 Total Return

		Since Inception
Total Return Periods ended April 30, 2017:	1 Year	(9/28/12)

Logan Capital Long/Short Fund (No Load)	6.96%	6.53%
S&P 500 Total Return	17.92%	14.00%
Total Annual Fund Operating Expenses: 1.99%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on September 28, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The S&P 500 is an unmanaged index of common stocks comprised of major companies and assumes reinvestment of dividends.

Logan Capital Long/Short Fund

Comparison of the change in value of a $100,000 investment in the
Logan Capital Long/Short Fund – Institutional Class and
S&P 500 Total Return

Since Inception
Total Return Periods ended April 30, 2017:	(8/28/15)

Logan Capital Long/Short Fund (No Load)	6.94%
S&P 500 Total Return	6.71%
Total Annual Fund Operating Expenses: 1.74%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on August 28, 2015, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The S&P 500 is an unmanaged index of common stocks comprised of major companies and assumes reinvestment of dividends.

Logan Capital Long/Short Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at April 30, 2017 (Unaudited)

Percentages represent market value as a percentage of net assets.

Logan Capital Long/Short Fund

SCHEDULE OF INVESTMENTS
at April 30, 2017

COMMON STOCKS – 107.8%	Shares	Value

Consumer Discretionary – 14.9%
Ford Motor Co. (d)	32,863	$376,939
O’Reilly Automotive, Inc. (a)(d)	603	149,634
Starbucks Corp. (d)	2,924	175,615
Target Corp. (d)	5,809	324,433
The Home Depot, Inc. (d)	1,648	257,253
Ulta Beauty, Inc. (a)(d)	933	262,583
		1,546,457

Consumer Staples – 10.6%
Constellation Brands, Inc. (d)	933	160,980
Philip Morris International, Inc. (d)	4,572	506,760
The Coca-Cola Co. (d)	10,100	435,815
		1,103,555

Energy – 7.5%
Chevron Corp. (d)	3,652	389,669
Royal Dutch Shell PLC – ADR (c)(d)	7,210	390,205
		779,874

Financials – 6.0%
Marsh & McLennan Companies, Inc. (d)	2,199	163,012
Primerica, Inc. (d)	1,650	138,270
S&P Global, Inc. (d)	1,033	138,618
SEI Investments Co. (d)	3,515	178,246
		618,146

Health Care – 9.8%
AbbVie, Inc. (d)	3,291	217,009
Align Technology, Inc. (a)(d)	1,554	209,200
Masimo Corp. (a)(d)	1,934	198,699
Pfizer, Inc. (d)	6,182	209,693
Zoetis, Inc. (d)	3,181	178,486
		1,013,087

Industrials – 17.6%
Acuity Brands, Inc. (d)	641	112,880
CSX Corp. (d)	4,446	226,035
Cummins, Inc. (d)	1,074	162,109
Dycom Industries, Inc. (a)(d)	1,630	172,226

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2017

COMMON STOCKS – 107.8% (Continued)	Shares	Value

Industrials – 17.6% (Continued)
Lennox International, Inc.	930	$153,813
The Boeing Co. (d)	2,675	494,420
The Middleby Corp. (a)(d)	1,289	175,472
Verisk Analytics, Inc. (a)(d)	2,061	170,671
Wabtec Corp. (d)	1,871	156,958
		1,824,584

Information Technology – 30.9%
Alliance Data Systems Corp. (d)	543	135,549
Alphabet, Inc. – Class A (a)(d)	115	106,320
Alphabet, Inc. – Class C (a)(d)	105	95,126
Apple, Inc. (d)	2,222	319,190
Broadcom Ltd. (c)(d)	1,183	261,218
Broadridge Financial Solutions, Inc. (d)	2,242	156,805
Cisco Systems, Inc. (d)	7,050	240,194
Cognizant Technology Solutions – Class A (a)(d)	2,607	157,020
Electronic Arts, Inc. (a)(d)	1,464	138,816
Facebook, Inc. (a)(d)	2,263	340,016
Fiserv, Inc. (a)(d)	1,842	219,456
Global Payments, Inc. (d)	1,917	156,734
International Business Machines Co. (d)	1,262	202,286
Littelfuse, Inc.	918	141,510
MasterCard, Inc. (d)	2,148	249,855
NXP Semiconductors NV (a)(c)(d)	1,728	182,736
WebMD Health Corp. (a)(d)	1,879	101,898
		3,204,729

Materials – 4.3%
Ecolab, Inc. (d)	1,608	207,577
Sherwin-Williams Co. (d)	712	238,292
		445,869

Real Estate – 2.3%
CBRE Group, Inc. (a)(d)	6,515	233,302

Telecommunication Services – 3.9%
AT&T, Inc. (d)	10,335	409,576

TOTAL COMMON STOCKS
(Cost $8,489,746)		11,179,179

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2017

SHORT-TERM INVESTMENTS – 5.1%	Shares	Value

Money Market Funds – 5.1%
Fidelity Government Portfolio, Class I, 0.60% (b)	524,857	$524,857

TOTAL SHORT-TERM INVESTMENTS
(Cost $524,857)		524,857

TOTAL INVESTMENTS
(Cost $9,014,603) – 112.9%		11,704,036
Liabilities in Excess of Other Assets – (12.9)%		(1,332,883)
TOTAL NET ASSETS – 100.00%		$10,371,153

Percentages are stated as a percent of net assets.

ADR – American  Depositary Receipt
(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of April 30, 2017.
(c)	U.S. traded security of a foreign issuer or corporation.
(d)	All or a portion of the security has been segregated for open short positions.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Logan Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

SCHEDULE OF SECURITIES SOLD SHORT
at April 30, 2017

COMMON STOCKS – 18.2%	Shares	Value

Consumer Discretionary – 4.1%
America’s Car-Mart, Inc.	6,000	$223,800
Scholastic Corp.	2,500	108,075
Signet Jewelers Ltd. (a)	1,500	98,760
		430,635

Health Care – 10.2%
Abaxis, Inc.	2,500	112,575
Athenahealth, Inc.	1,000	98,010
HealthStream, Inc.	5,128	142,507
Invacare Corp.	9,000	132,300
PAREXEL International Corp.	2,700	172,341
Patterson Companies, Inc.	4,000	177,960
The Ensign Group, Inc.	4,000	71,800
West Pharmaceutical Services, Inc.	1,600	147,248
		1,054,741

Information Technology – 3.9%
Monotype Imaging Holdings, Inc.	6,000	122,100
ScanSource, Inc.	4,000	158,000
Virtusa Corp.	4,000	123,920
		404,020

TOTAL SECURITIES SOLD SHORT
(Proceeds $1,888,709)		$1,889,396

(a)	U.S. traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Logan Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

(This Page Intentionally Left Blank.)

Logan Capital Long/Short Fund

STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2017

Assets:
Investments, at value (cost of $9,014,603)	$11,704,036
Deposits at brokers	1,070,068
Receivables:
Dividends and interest	15,082
Advisor	5,873
Prepaid expenses	13,064
Total assets	12,808,123

Liabilities:
Securities sold short (proceeds $1,888,709)	1,889,396
Payables:
Securities purchased	342,567
Fund shares redeemed	115,800
Dividends on short positions	1,095
Broker interest payable on short positions	6,655
Administration fee	25,260
Distribution fees	10,268
Compliance expense	3,078
Custody fees	1,138
Transfer agent fees and expenses	9,607
Accrued expenses and other payables	32,106
Total liabilities	2,436,970
Net assets	$10,371,153
Net assets consist of:
Paid in capital	$8,481,541
Accumulated net investment loss	(15,091)
Accumulated net realized loss on investments	(784,043)
Net unrealized appreciation (depreciation) on:
Investments	2,689,433
Securities sold short	(687)
Net assets	$10,371,153

Investor Class:
Net assets applicable to outstanding Investor Class shares	$10,356,366
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	801,008
Net asset value and redemption price per share	$12.93

Institutional Class:
Net assets applicable to outstanding Institutional Class shares	$14,787
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	1,141
Net asset value, offering price and redemption price per share	$12.96

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

STATEMENT OF OPERATIONS
For the Year Ended April 30, 2017

Investment income:
Dividends (net of foreign taxes withheld of $0)	$249,219
Interest	5,170
Total investment income	254,389

Expenses:
Investment advisory fees (Note 5)	155,142
Administration fees (Note 5)	101,714
Distribution fees (Note 6)
Distribution fees – Investor Class	27,613
Distribution fees – Institutional Class	—
Transfer agent fees and expenses	39,089
Federal and state registration fees	10,090
Audit fees	21,001
Compliance expense	12,465
Legal fees	5,427
Trustees’ fees and expenses	11,737
Custody fees	7,743
Other	14,416
Total expenses before dividend and interest expense on short positions	406,437
Dividends expense on short positions	38,107
Broker interest expense on short positions	84,967
Total expenses before reimbursement from advisor	529,511
Expense reimbursement from advisor (Note 5)	(186,004)
Net expenses	343,507
Net investment loss	(89,118)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments	512,697
Securities sold short	(968,733)
Net change in unrealized gain on:
Investments	1,028,133
Securities sold short	216,296
Net realized and unrealized gain on investments	788,393
Net increase in net assets resulting from operations	$699,275

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2017	April 30, 2016
Operations:
Net investment loss	$(89,118)	$(103,830)
Net realized gain (loss) on investments	(456,036)	291,883
Net change in unrealized appreciation
(depreciation) on investments	1,244,429	(183,939)
Net increase in net assets
resulting from operations	699,275	4,114

Distributions to Shareholders From:
Net realized gains
Investor class shares	(93,634)	(229,896)
Institutional class shares	(127)	(1,887)
Total distributions	(93,761)	(231,783)

Capital Share Transactions:
Proceeds from shares sold
Investor class shares	769,352	5,119,731
Institutional class shares	—	114,483
Proceeds from shares issued to holders
in reinvestment of dividends
Investor class shares	90,074	216,232
Institutional class shares	127	1,887
Cost of shares redeemed
Investor class shares	(3,616,803)	(2,994,447)
Institutional class shares	(108,434)	(15)
Redemption fees retained
Investor class shares	10	—
Institutional class shares	—	—
Net increase (decrease) in net assets from
capital share transactions	(2,865,674)	2,457,871
Total increase (decrease) in net assets	(2,260,160)	2,230,202

Net Assets:
Beginning of year	12,631,313	10,401,111
End of year	$10,371,153	$12,631,313
Accumulated net investment loss	$(15,091)	$(11,374)

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	April 30, 2017	April 30, 2016
Changes in Shares Outstanding:
Shares sold
Investor class shares	61,719	413,148
Institutional class shares	—	9,604
Proceeds from shares issued to holders
in reinvestment of dividends
Investor class shares	7,359	17,637
Institutional class shares	10	154
Shares redeemed
Investor class shares	(293,840)	(254,563)
Institutional class shares	(8,626)	(1)
Net increase (decrease) in shares outstanding	(233,378)	185,979

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

STATEMENT OF CASH FLOWS
For the Year Ended April 30, 2017

Increase (decrease) in cash –

Cash flows from operating activities:
Net increase in net assets from operations	$699,275
Adjustments to reconcile net increase in net assets
from operations to net cash provided by operating activities:
Purchases of investments	(3,992,983)
Proceeds for dispositions of investment securities	7,171,077
Proceeds for dispositions of short term investments, net	1,999,896
Decrease in deposits at broker	839,097
Decrease in dividends and interest receivable	7,473
Decrease in receivable for securities sold	2,251,864
Decrease in due from Advisor	541
Decrease in prepaid expenses and other assets	2,267
Decrease in proceeds on securities sold short	(4,160,221)
Decrease in payable for securities purchased	(421,155)
Decrease in payable for dividends on short positions	(855)
Decrease in payable for broker interest on short positions	(2,186)
Increase in accrued administration fees	1,339
Decrease in distribution and service fees	(17,945)
Decrease in compliance fees	(35)
Increase in custody fees	212
Increase in transfer agent expenses	1,996
Increase in other accrued expenses	4,808
Unrealized appreciation on securities	(1,028,133)
Net realized gain on investments	(512,697)
Net cash provided by operating activities	2,843,635

Cash flows from financing activities:
Proceeds from shares sold	769,352
Payment on shares redeemed	(3,609,427)
Distributions paid in cash	(3,560)
Net cash used in financing activities	(2,843,635)
Net change in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Non-cash financing activities not included herein consists of
dividend reinvestment of dividends and distributions	$—
Cash paid for interest	$84,967

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Investor Class

					September 28,
					2012
	Year Ended	Year Ended	Year Ended	Year Ended	through
	April 30,	April 30,	April 30,	April 30,	April 30,
	2017	2016	2015	2014	2013*
Net Asset Value –
Beginning of Period	$12.20	$12.24	$11.24	$10.05	$10.00

Income from
Investment Operations:
Net investment income (loss)	(0.12)	(0.09)	(0.10)	(0.12)	(0.04)
Net realized and unrealized
gain on investments	0.96	0.25	1.11	1.31	0.16
Total from
investment operations	0.84	0.16	1.01	1.19	0.12

Less Distributions:
Dividends from
net investment income	—	—	—	—	(0.03)
Distributions from
net realized gains	(0.11)	(0.20)	(0.01)	—	(0.04)
Total distributions	(0.11)	(0.20)	(0.01)	—	(0.07)
Redemption fees	0.00 ~	—	—	—	0.00	~
Net Asset Value –
End of Period	$12.93	$12.20	$12.24	$11.24	$10.05

Total Return	6.96%	1.27%	9.01%	11.84%	1.20	%+

Ratios and Supplemental Data:
Net assets, end of
period (thousands)	$10,356	$12,512	$10,401	$6,260	$5,272
Ratio of operating expenses
to average net assets:
Before reimbursements	4.78%	4.33%	4.53%	6.13%	6.71	%^
After reimbursements	3.10%	3.13%	3.33%	3.48%	3.29	%^
Ratio of interest expense and
dividends on short positions
to average net assets:	1.11%	0.99%	0.83%	0.98%	0.79	%^
Ratio of net investment income
(loss) to average net assets:
Before reimbursements	(2.48%)	(2.06%)	(2.43%)	(4.08%)	(4.54	%)^
After reimbursements	(0.80%)	(0.86%)	(1.23%)	(1.43%)	(1.12	%)^
Portfolio turnover rate	35%	83%	68%	135%	108	%+

*	Commencement of operations for Investor Class shares was September 28, 2012.
+	Not Annualized.
^	Annualized.
~	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Institutional Class

		August 28,
		2015
	Year Ended	through
	April 30,	April 30,
	2017	2016*
Net Asset Value – Beginning of Period	$12.22	$11.92

Income from Investment Operations:
Net investment income (loss)	0.32	(0.05)
Net realized and unrealized gain (loss) on investments	0.53	0.55
Total from investment operations	0.85	0.50

Less Distributions:
Dividends from net investment income	—	—
Distributions from net realized gains	(0.11)	(0.20)
Total distributions	—	(0.20)
Net Asset Value – End of Period	$12.96	$12.22

Total Return	7.03%	4.16	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$15	$119
Ratio of operating expenses to average net assets:
Before reimbursements	4.62%	4.21	%^
After reimbursements	3.04%	2.82	%^
Ratio of interest expense and dividends on
short positions to average net assets:	1.30%	1.11	%^
Ratio of net investment income (loss) to average net assets:
Before reimbursements	(2.29%)	(1.98	%)^
After reimbursements	(0.71%)	(0.59	%)^
Portfolio turnover rate	35%	83	%+

*	Commencement of operations for Institutional Class shares was August 28, 2015.
+	Not Annualized.
^	Annualized.

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2017

NOTE 1 – ORGANIZATION

The Logan Capital Long/Short Fund (the “Long/Short” Fund), is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”  The investment objective of the Long/Short Fund is to achieve long-term capital appreciation and manage risk by purchasing stocks believed by the Advisor to be undervalued and selling short stocks believed by the Advisor to be overvalued.  The Fund’s Investor Class shares commenced operations on September 28, 2012.  The Fund’s Institutional Class shares commenced operations on August 28, 2015. Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken on returns filed for the open tax years ended 2014-2016, or expected to be taken in the Fund’s 2017 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees:  The Long/Short Fund charges a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Options Transactions:  The Fund may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked-to-market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

G.
Leverage and Short Sales:  The Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

H.
Mutual Fund and ETF Trading Risk:  The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs.  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear their proportionate share of the costs.

I.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended April 30, 2017, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Long/Short Fund	$85,401	$(10,782)	$(74,619)

J.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of April 30, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

K.
New Accounting Pronouncement:  In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Funds and will be classified in level 1 of the fair value hierarchy.

Exchange-Traded Notes:  Investments in exchange-traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in level 1 of the fair value hierarchy.

Derivative Instruments: Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

Short-Term Debt Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of Advisors Series Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Long/Short Fund’s securities as of April 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,546,457	$—	$—	$1,546,457
Consumer Staples	1,103,555	—	—	1,103,555
Energy	779,874	—	—	779,874
Financials	618,146	—	—	618,146
Health Care	1,013,087	—	—	1,013,087
Industrials	1,824,584	—	—	1,824,584
Information Technology	3,204,729	—	—	3,204,729
Materials	445,869	—	—	445,869
Real Estate	233,302	—	—	233,302
Telecommunication Services	409,576	—	—	409,576
Total Common Stock	11,179,179	—	—	11,179,179
Short-Term Investments	524,857	—	—	524,857
Total Investments in Securities	$11,704,036	$—	$—	$11,704,036
Total Securities Sold Short	$1,888,396	$—	$—	$1,888,396

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at the end of the reporting period.  During the year ended April 30, 2017, the Fund recognized no transfers between levels.  There were no level 3 securities held in the Fund on April 30, 2017.

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

NOTE 4 – DERIVATIVES TRANSACTIONS

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standard Codification 815 (“ASC 815”).  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  During the year ended April 30, 2017, the Fund did not hold any derivative instruments.

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended April 30, 2017, Logan Capital Management, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 1.40% for the Long/Short Fund based upon the average daily net assets of the Fund.  For the year ended April 30, 2017, the Long/Short Fund incurred $155,142 in advisory fees.  The Advisor has hired Waterloo International Advisors, LLC as a sub-advisor to manage the short portion of the Long/Short Fund.  The Advisor pays the Sub-Advisor fee for the Long/Short Fund from its own assets and these fees are not an additional expense of the Fund.

As of August 29, 2016, the Long/Short Fund terminated its Shareholder Servicing Fees for both the Investor and Institutional classes.  The Advisor returned prior years’ service fees to the Fund of $1,823 and reversed service fees in the amount of $4,007 for the current period of May 1, 2016 through August 28, 2016.  While the Fund has discontinued Shareholder Servicing Fees for the immediate future, the option exists to begin accruing for servicing fees at a later point in time.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Logan Capital Long/Short Fund
Investor Class	1.99%
Institutional Class	1.74%

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended April 30, 2017, the Advisor reduced its fees and absorbed Fund expenses in the amount of $186,004 for the Long/Short Fund.  For the calendar years below, cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

	2017	2018	2019	2020	Total
Long/Short Fund	$69,573	$107,922	$194,036	$57,677	$429,208

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  For the year ended April 30, 2017, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

Logan Capital Long/Short Fund

Administration & fund accounting	$101,714
Custody	$7,743
Transfer agency(a)	$31,523
Chief Compliance Officer	$12,465

(a) Does not include out-of-pocket expenses.

At April 30, 2017, the Fund had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Logan Capital Long/Short Fund

Administration & fund accounting	$25,260
Custody	$1,138
Transfer agency(a)	$7,452
Chief Compliance Officer	$3,078

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended April 30, 2017, the Long/Short Fund incurred distribution expenses on its Investor Class shares of $27,613.

NOTE 7 – SECURITIES TRANSACTIONS

For the year ended April 30, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Long/Short Fund	$3,992,983	$7,171,077

There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$9,174,852
Gross unrealized appreciation	3,041,003
Gross unrealized depreciation	(511,819)
Net unrealized appreciation	2,529,184
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(639,572)
Total accumulated earnings/(losses)	$1,889,612

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

At April 30, 2017, the Long/Short Fund had short-term tax basis capital losses with no expiration date of $607,474 to offset future capital gains.  The unsettled short loss

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

deferrals are included in other accumulated gain/loss in the amount of $16,320.  Included in other accumulated losses is $687 unrealized depreciation on securities sold short.

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The tax character of distributions paid during 2017 and 2016 was as follows:

	Year Ended	Year Ended
	April 30, 2017	April 30, 2016
Long/Short Fund
Ordinary income	$35,058	$184,584
Long-term capital gains	$58,703	$47,199

At April 30, 2017, the fund deferred, on a tax basis, post-October losses of:

Late Year Ordinary
  Loss Deferral
$15,091

NOTE 9 – OTHER TAX INFORMATION (Unaudited)

For the year ended April 30, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Long/Short Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended April 30, 2017 was as follows:

Long/Short Fund	100.00%

NOTE 10 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of initial public offering of the Fund’s shares.

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

Market Risk.  Each Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of a Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Equity Risk.  The equity securities held by a Fund may experience sudden, unpredictable drops in value or long periods of decline in value that could affect the value of the Fund’s shares and the total return on your investment. This may occur because of factors that affect the securities market generally, such as adverse changes in: economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Foreign Securities and Emerging Markets Risk.  Foreign securities may be more volatile and less liquid than domestic (U.S.) securities, which could affect a Fund’s investments. Securities markets of other countries are generally smaller than U.S. securities markets. The exchange rates between U.S. dollar and foreign currencies might fluctuate, which could negatively affect the value of a Fund’s investments.

Foreign securities are also subject to higher political, social and economic risks. These risks include, but are not limited to, a downturn in the country’s economy, excessive taxation, political instability, and expropriation of assets by foreign governments. Compared to the U.S., foreign governments and markets often have less stringent accounting, disclosure, and financial reporting requirements.

In addition, each Fund may invest in emerging markets. Emerging markets are those of countries with immature economic and political structures. These markets are more volatile than the markets of developed countries.

Initial Public Offering Risk.  The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect the Fund’s performance. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws.

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

NOTE 11 – REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1.     Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2.     Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

Logan Capital Long/Short Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Logan Capital Funds

We have audited the accompanying statement of assets and liabilities of Logan Capital Long/Short Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of April 30, 2017, and the related statement of operations and statement cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the four years in the period then ended and for the period September 28, 2012 (commencement of operations) to April 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Logan Capital Long/Short Fund as of April 30, 2017, the results of its operations and cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and the period September 28, 2012 to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 29, 2017

Logan Capital Long/Short Fund

EXPENSE EXAMPLE
April 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from November 1, 2016 to April 30, 2017.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Logan Capital Long/Short Fund

EXPENSE EXAMPLE (Continued)
April 30, 2017 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	11/1/2016	4/30/2017	11/1/2016 – 4/30/2017
Actual
Investor Class	$1,000.00	$1,114.40	$14.36
Institutional Class	$1,000.00	$1,116.00	$13.01
Hypothetical (5% return
before expenses)
Investor Class	$1,000.00	$1,011.21	$13.66
Institutional Class	$1,000.00	$1,012.50	$12.37

(1)
Expenses are equal to the Investor Class and Institutional Class fund shares’ annualized expense ratios of 2.75% and 2.49%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

Logan Capital Long/Short Fund

NOTICE TO SHAREHOLDERS
at April 30, 2017 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-215-1200 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2016

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-215-1200.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-215-1200.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-215-1200 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Logan Capital Long/Short Fund

MANAGEMENT
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	5	Trustee, Advisors
(age 70)		term; since	Gamma Delta		Series Trust
615 E. Michigan Street		March 2014.	Housing		(for series not
Milwaukee, WI 53202			Corporation		affiliated with
			(collegiate housing		the Fund);
			management) (2012		Independent
			to present); Trustee		Trustee from
			and Chair (2000 to		1999 to 2012,
			2012), New		New Covenant
			Covenant Mutual		Mutual Funds
			Funds (1999 to 2012);		(an open-end
			Director and Board		investment
			Member, Alpha		company with
			Gamma Delta		4 portfolios).
Foundation
(philanthropic
organization) (2005
to 2011).

David G. Mertens	Trustee	Indefinite	Retired; formerly,	5	Trustee, Advisors
(age 56)		term*; since	Managing Director		Series Trust
615 E. Michigan Street		March 2017.	and Vice President,		(for series not
Milwaukee, WI 53202			Jensen Investment		affiliated with
			Management, Inc.		the Fund).
(a privately-held
investment advisory
firm) (2002 to 2017).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	5	Trustee, Advisors
(age 82)		term; since	President, Hotchkis		Series Trust
615 E. Michigan Street		May 2002.	and Wiley Funds		(for series not
Milwaukee, WI 53202			(mutual funds)		affiliated with
			(1985 to 1993).		the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Logan Capital Long/Short Fund

MANAGEMENT (Continued)
(Unaudited)

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	5	Trustee, Advisors
(age 58)		term*; since	Group, Inc.		Series Trust
615 E. Michigan Street		January 2016.	(financial consulting		(for series not
Milwaukee, WI 53202			firm) (1998 to		affiliated with
			present).		the Fund);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income Solutions
Fund, from 2010
to present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	5	Trustee, Advisors
(age 69)	Trustee	term; since	U.S. Bancorp		Series Trust
615 E. Michigan Street		September	Fund Services,		(for series not
Milwaukee, WI 53202		2008.	LLC (May 1991		affiliated with the
			to present);		Fund); Director,
			Manager, U.S.		U.S. Bancorp
			Bancorp Fund		Fund Services,
			Services, LLC		Ltd. and U.S.
			(1998 to present).		Bancorp Fund
Services, Limited,
2013 to present;
Director,
Quintillion
Limited, 2013
to present.

Logan Capital Long/Short Fund

MANAGEMENT (Continued)
(Unaudited)

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 69)	and Chief	term; since	(May 1991 to present); Manager, U.S. Bancorp Fund
615 E. Michigan Street	Executive	September	Services, LLC (1998 to present).
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 49)	and	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 55)	and	term; since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 45)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 59)	President,	term; since	LLC and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	September	(February 2008 to present).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 51)		term; since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2015.

Logan Capital Long/Short Fund

MANAGEMENT (Continued)
(Unaudited)

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund
(age 30)	Secretary	term; since	Services, LLC (July 2013 to present); Proxy Voting
615 E. Michigan Street		September	Coordinator and Class Action Administrator,
Milwaukee, WI 53202		2015.	Artisan Partners Limited Partnership (September
2012 to July 2013); Legal Internship, Artisan Partners
Limited Partnership (February 2012 to September
2012); J.D. Graduate, Marquette University Law
School (2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)
As of April 30, 2017, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-215-1200.

Logan Capital Long/Short Fund

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited)

Logan Capital Large Cap Growth Fund
Logan Capital Long/Short Fund
Logan Capital International Fund
Logan Capital Small Cap Growth Fund
Logan Capital Large Cap Core Fund

At a meeting held on December 7-8, 2016 the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Logan Capital Management, Inc. (the “Advisor”) for another annual term for the Logan Capital Large Cap Growth Fund (the “Large Cap Growth Fund”) and Logan Capital Long/Short Fund (the “Long/Short Fund”) and also approved the continuance for another annual term of the Advisory Agreement for the Logan Capital International Fund,  Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund, each of which had not commenced operations at the time of this meeting (collectively, the “Funds”).  In addition, the Board considered and approved the continuance for another annual term of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the  Long/Short Fund with Waterloo International Advisers, LLC (the “Sub-Advisor”).  At this meeting, and at a prior meeting held on October 11-12, 2016, the Board received and reviewed substantial information regarding the Funds, the Advisor, the Sub-Advisor, and the services provided by the Advisor and Sub-Advisor to the Funds under the Advisory Agreement and Sub-Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement and Sub-Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR AND SUB-ADVISOR UNDER THE ADVISORY AND SUB-ADVISORY AGREEMENT.  The Board considered the nature, extent, and quality of the Advisor’s overall services provided to the Funds as well as its responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered its knowledge of the Advisor’s operations, and noted that during the course of the prior year they had

Logan Capital Long/Short Fund

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

met with the Advisor in person to discuss the Funds’ performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board took into account that the Advisor directly managed the long portion of the portfolio of the Long/Short Fund and also took into account the oversight responsibilities of the Advisor over the Sub-Advisor with respect to the short portion of the Long/Short Fund both in terms of investments, Sub-Advisor monitoring and evaluation as well as compliance monitoring.  The Board also considered the specific role of the Sub-Advisor in directly managing the short selling activities of the Long/Short Fund.  The Board concluded that the Advisor and Sub-Advisor had the quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and Sub-Advisory Agreement, respectively, and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor and Sub-Advisor, the Board reviewed the short-term and long-term performance of the Funds (as applicable) as of June 30, 2016 on both an absolute basis and in comparison to its peer funds utilizing Lipper and Morningstar classifications and appropriate securities benchmarks.  The Board considered that the Logan Capital International Fund, the Logan Capital Small Cap Growth Fund, and the Logan Capital Large Cap Core Fund had each not yet commenced operations.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of these Funds, as well as each Fund’s level of risk tolerance, may differ significantly from funds in the peer group universe.  In considering each Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

Large Cap Growth Fund: The Board noted that the Large Cap Growth Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median for all relevant periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median for all relevant periods.

The Board also considered any differences in performance between the Advisor’s similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against a broad-based securities market benchmark.

Long/Short Fund: The Board noted that the Long/Short Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median for all relevant periods.

Logan Capital Long/Short Fund

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for all relevant periods.

The Board also considered any differences in performance between the Advisor’s similarly managed accounts and the performance of the Fund and the reasons for any differences.  The Board also reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of each Fund.  The Board reviewed information as to the fees and expenses of advisers and funds within the relevant peer funds and the Advisor’s similarly managed separate accounts for other types of clients, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed separate accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally in-line with the fees charged to the Advisor’s separately managed account clients.

Large Cap Growth Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Large Cap Growth Fund of 1.49% for the Investor Class and 1.24% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s total expense ratios for both the Institutional Class and Investor Class were above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Institutional Class was above the peer group median and slightly below the average, while the total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was slightly below the peer group median and average.  Additionally, when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the advisory fee was below the peer group median and average.  The Board also considered that after advisory fee waivers and Fund expenses necessary to maintain the Expense Caps, the Advisor received an even lower advisory fee from the Fund during the most recent fiscal period.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Long/Short Fund

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

Long/Short Fund:  The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Long/Short Fund of 1.99% for the Investor Class and 1.74% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s total expense ratios for both the Investor Class and Institutional Class were above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratios for both the Institutional Class and Investor Class were above the peer group median and average. The Board also noted that the contractual advisory fee was above the peer group median and average, as well as above the peer group median and average when the Fund’s peer group was adjusted to include only funds with similar asset sizes.  The Board also considered that after advisory fee waivers, payment of the sub-advisory fee, and Fund expenses necessary to maintain the Expense Caps, the Advisor did not receive any fees for the fiscal period.  In reviewing the sub-advisory fee, the Board was mindful that the sub-advisory fee was paid by the Advisor out of its advisory fee and not directly by the Fund and that the fee rate was the result of arms-length negotiations between the Advisor and the Sub-Advisor.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital International Fund:  The Board noted that the Advisor has contractually agreed to maintain annual expense ratios for the Logan Capital International Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s estimated total expense ratios for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was marginally below the peer group median and marginally above the peer group average.  The Board found that the management fee expected to be charged to the Fund was within the range of the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Small Cap Growth Fund:  The Board noted that the Advisor has contractually agreed to maintain annual expense ratios for the Logan Capital Small Cap Growth Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratio for the Institutional Class was equal to the peer group median and below the peer group average and that the estimated total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was slightly below the peer group median and average.  The Board found that the management fee expected to be charged to the Fund was within the range of the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Long/Short Fund

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

Logan Capital Large Cap Core Fund: The Board noted that the Advisor has contractually agreed to maintain annual expense ratios for the Logan Capital Large Cap Core Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratios for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was above the peer group median and average.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fee expected to be charged to the Fund was within the range of the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in the form of Rule 12b-1 fees and shareholder servicing plan fees received from the Funds and “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts and sponsored programs invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for any such accounts or fees from both the sponsored programs and Funds with respect to any such programs, and as a result was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement and Sub-Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

Logan Capital Long/Short Fund

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Large Cap Growth Fund, Long/Short Fund, Logan Capital International Fund, Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund and the Sub-Advisory Agreement for the Long/Short Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory and sub-advisory arrangements with the Advisor, including the advisory and sub-advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Funds and the Sub-Advisory Agreement for the Long/Short Fund would be in the best interest of each Fund and its shareholders.

Logan Capital Long/Short Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic, and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Logan Capital Management, Inc.
Six Coulter Avenue, Suite 2000
Ardmore, PA  19003

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(855) 215-1200

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2017	FYE 4/30/2016
Audit Fees	$35,200	$33,300
Audit-Related Fees	N/A	N/A
Tax Fees	$6,800	$6,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2017	FYE 4/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2017	FYE 4/30/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/Douglas G. Hess
Douglas G. Hess, President

Date   7/6/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Douglas G. Hess
Douglas G. Hess, President

Date   7/6/2017

By (Signature and Title)*    /s/Cheryl L. King
Cheryl L. King, Treasurer

Date   7/6/2017

* Print the name and title of each signing officer under his or her signature.